Exhibit 99.1

FORM OF

LETTER OF TRANSMITTAL

WISE METALS GROUP LLC

WISE ALLOYS FINANCE CORPORATION

OFFER TO EXCHANGE THEIR

10 1/4% SENIOR SECURED NOTES DUE 2012, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “EXCHANGE NOTES”) FOR ALL OF THEIR OUTSTANDING

10 1/4% SENIOR SECURED NOTES DUE 2012 (THE “ORIGINAL NOTES”)

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M., MIDNIGHT NEW YORK CITY TIME, ON 2004, UNLESS EXTENDED BY THE ISSUERS (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 A.M., MIDNIGHT NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

The Bank of New York, Exchange Agent

By Mail:	By Hand or Overnight Delivery Service:
The Bank of New York 101 Barclay Street, 7E	The Bank of New York Reorganization Department
New York, New York 10286	101 Barclay Street, 7E
Attn: Kin Lau	New York, New York 10286
Attn: Kin Lau

By Facsimile Transmission:

(212) 298-1915

(Telephone Confirmation)

(212) 815-3750

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their sole discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the holders of the Original Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of certificates for Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer-Book-Entry Transfer” and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the Holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal. Holders of Original Notes whose certificates are not immediately available, or who cannot complete the procedures for book-entry transfers on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer- Guaranteed Delivery Procedures.” See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

Box 1

Description of Original Notes

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Note(s)	Principal Amount Tendered**

Total:
*	Need not be completed if Original Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

Box 2

Book-Entry Transfer

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Original Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which guaranteed delivery:

If delivered by book-entry transfer, complete the following:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Original Notes

Tendered by Book Entry-Transfer

☐	CHECK HERE IF ORIGINAL NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNTING NUMBER SET FORTH ABOVE:

Box 5

Participating Broker Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to Wise Metals Group LLC and Wise Alloys Finance Corporation (collectively the “Issuers”), the aggregate principal amount of Original Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Issuers’ Prospectus dated , 2004 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange up to $150,000,000 of their Senior Secured Notes guaranteed by the Guarantors that were originally sold pursuant to a private offering (collectively, the “Original Notes”) for an equal principal amount of the Issuers’ 10 1/4% Senior Secured Notes, guaranteed by the Guarantors, that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Exchange Notes”). The Original Notes are guaranteed on a senior secured basis (the “Original Guarantees”) by the Guarantors and the Exchange Notes will be guaranteed on a senior secured basis (the “Exchange Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the Exchange Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Original Guarantees of the Original Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the Exchange Guarantees for the Original Guarantees, references to the “Exchange Notes” include the related Exchange Guarantees and references to the “Original Notes” include the related Original Guarantees. Capitalized terms which are not defined herein are used herein as defined in the Prospectus.

Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Original Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent the attorney-in-fact of the undersigned with respect to such Original Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

(a) deliver such Original Notes in registered certificated form, or transfer ownership of such Original Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Issuers, upon receipt by the Exchange Agent, as the undersigned’s agent, of the same aggregate principal amount of Exchange Notes; and

(b) receive, for the account of the Issuers, all benefits and otherwise exercise, for the account of the Issuers, all rights of beneficial ownership of the Original Notes tendered hereby in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Issuers will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Issuers. By tendering, each holder of the Original Notes who wishes to exchange Original Notes for Exchange Notes in the Exchange Offer represents and warrants, for the holder and for each beneficial owner of such Original Notes, whether or not the beneficial owner is the holder, that: (i) the Exchange Notes to be acquired by the holder and each beneficial owner, if any, are being acquired in the ordinary course of business; (ii) neither the holder nor any beneficial owner is an affiliate, as defined in Rule 405 of the Securities Act of the Issuers or any of the Issuers’ subsidiaries; (iii) any person participating in the Exchange Offer with the intention or purpose of distributing Exchange Notes received in exchange for Original Notes, including a broker-dealer that acquired Original Notes directly from the Issuers, but not as a result of market-making activities or other trading activities, will comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the Exchange Notes acquired by such person; (iv) if the holder is not a broker-dealer, the holder and each beneficial owner, if any, are not participating, do not intend to participate and have no arrangement or understanding with any person to participate in any distribution of the Exchange Notes received in exchange for Original Notes; and (v) if the holder is a broker-dealer that will receive Exchange Notes for the holder’s own account in exchange for Original Notes, the Original Notes to be so exchanged were acquired by the holder as a result of market-making or other trading activities and the holder will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in the Exchange Offer. However, by so representing and acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an underwriter within the meaning of the Securities Act. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (1) any such holder that is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act and (2) any broker-dealer that purchases Original Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act (“Rule 144A”) or any other available example exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of the Exchange Notes. However, the Issuers do not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Issuers, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, (1) could not rely on the applicable interpretations of the staff of the SEC and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “Exchange Offer—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers) as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned.

The Issuers have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period that will terminate when all registrable securities covered by the registration statement have been sold pursuant thereto (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus). In that regard, each broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s message in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which cause the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other event specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuers has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuers has given notice that the sale of the Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer—Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 A.M., MIDNIGHT NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETION.

Box 6

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print/Include Zip Code)

Taxpayer Identification Number

(Social Security Number or Employer Identification Number)

[            ] Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if applicable)

Box 7

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled “Description of Original Notes” on this Letter of Transmittal.

Mail: Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print/Include Zip Code)

Box 8

TENDERING HOLDER(S) SIGN HERE

THIS PAGE MUST BE COMPLETED BY ALL TENDERING HOLDERS (Complete Accompanying Substitute Form W-9 attached at the end of this Letter of Transmittal)

PLEASE SIGN HERE:

SIGNATURE(S) OF OWNER(S)

Date                         , 2004

Area Code and Telephone Number:

If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated:                         , 2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer” and an Agent’s Message is not delivered. Certificates for all physically tendered Original Notes, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) if applicable, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes, the certificate number or numbers of such Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date the Letter of Transmittal, or facsimile thereof, together with the certificate(s) representing the Original Notes to be tendered in proper form for transfer and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or book-entry confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days after the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 12:00 A.M. MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY ORIGINAL NOTES TO THE ISSUERS.

See the section entitled “The Exchange Offer” of the Prospectus for more information.

2.	PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS

Tenders of Original Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

Tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn and (if certificates for such Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer,” the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Properly withdrawn Original Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Issuers, any employees, agents, affiliates or assigns of the Issuers, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3.	SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such documents must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (EACH AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH ORIGINAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account maintained by such person at the Book-Entry Transfer Facility, as the case may be.

5.	SUBSTITUTE FORM W-9.

The holder tendering Original Notes in exchange for Exchange Notes is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”) on Substitute Form W-9, which is provided below and to certify, under penalty of perjury, that such TIN is correct, that such shareholder is not subject to lockup withholding, and that such shareholder is a U.S. person (or U.S. resident alien). FAILURE TO PROVIDE THE CORRECT INFORMATION ON THE FORM OR AN ADEQUATE BASIS FOR AN EXEMPTION MAY SUBJECT THE HOLDER TO A $50 OR $500 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. WILLFULLY FALSIFYING CERTIFICATIONS OR AFFIRMATIONS MAY RESULT IN CRIMINAL PENALTIES. IN ADDITION, BACKUP WITHHOLDING AT THE RATE OF 28% MAY BE IMPOSED UPON ANY PAYMENTS OF PRINCIPAL OF, AND INTEREST ON, AND THE PROCEEDS OF

DISPOSITION OF, A EXCHANGE NOTE. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED. Write “Applied For” in the space for the TIN if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent, if appropriate, will withhold 28% of any payments of principal of and interest on, and the proceeds of disposition of, a Exchange Note until a TIN is provided to the Exchange Agent.

Exempt holders are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt holder should enter its correct TIN in Part I of the Substitute Form W-9, check Part II of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. In order for a non-resident alien or foreign entity to qualify as an exempt recipient, such person must submit a completed statement (Internal Revenue Service W-8BEN (or other applicable form)), signed under penalties of perjury, attesting to the individual’s exempt status. Such forms can be obtained from the Exchange Agent.

6.	TRANSFER TAXES.

The Issuers will pay all transfer taxes, if any, applicable to the transfer of Original Notes to them or their order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.	DETERMINATION OF VALIDITY.

The Issuers will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuers, be unlawful. The Issuers also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption “The Exchange Offer” or any conditions or irregularity in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuers, any employees, agents, affiliates or assigns of the Issuers, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.	NO CONDITIONAL TENDERS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

9.	MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

Guidelines for Certification of Taxpayer

Identification Number on Substitute Form W-9

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole Proprietor. You must enter your individual name as shown on your social security card. You may enter your business, trade, or “doing business as” name on the business name line.

Other Entities. Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or “doing business as” name on the business name line.

Part I—Taxpayer Identification Number (“TIN”)

You must enter your TIN, which is generally a social security number (“SSN”) or an employer identification number (“EIN”), in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (“ITIN”). Enter it in the social security number box. If you do not have an ITIN, see How To Get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notice to the Exchange Agent.

Note: See the chart below for further clarification of name and TIN combinations.

How To Get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the Exchange Agent. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the Exchange Agent. Other payments are subject to backup withholding.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Part II—For Payees Exempt From Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, check Part II of this form, and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent a completed Form W-8, Form W-8BEN or other successor form.

Part III—Certification

For a joint account, only the person whose TIN is shown in Part I should sign. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

What Name and Number To Give the Exchange Agent

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor
4.a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee
b. So-called trust account that is not a legal or valid trust under state law	The actual owner
5. Sole proprietorship	The owner

For this type of account:	Give name and EIN of:

6. Sole proprietorship	The owner
7. A valid trust, estate, or pension trust	Legal entity
8. Corporate	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee

1	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2	Circle the minor’s name and furnish the minor’s SSN.

3	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one).

4	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Box 9
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PART I: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
PART II: For Payees exempt from backup withholding, check the box if you are not subject to backup withholding. ☐

PART III

Certification.

Under penalty of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions.

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item

Signature	Date

AWAITING TAXPAYER IDENTIFICATION NUMBER CERTIFICATE

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of any payments of the principal of and interest on, and the proceeds of disposition of, the Exchange Notes made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE	DATE , 2004